PAYDEN FUNDS
Payden U.S. Government Fund
Payden GNMA Fund
Payden Core Bond Fund
Payden High Income Fund
Payden Emerging Markets Bond Fund
Supplement dated January 15, 2010 to Prospectus dated November 2, 2009
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
Due to a technical error, the ticker symbol shown by the name of each of the above-listed Funds in the November 2, 2009 Prospectus is incorrect. Each Fund’s correct ticker symbol and the page on which it should appear in the Prospectus are set forth below:

Fund Name	Ticker Symbol
Payden U.S. Government Fund (page 4)	PYUWX
Payden GNMA Fund (page 5)	PYGWX
Payden Core Bond Fund (page 7)	PYCWX
Payden High Income Fund (page 9)	PYHWX
Payden Emerging Markets Bond Fund (page 11)	PYEWX